                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported) January 16, 1997


                             PPG INDUSTRIES, INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Pennsylvania                     1-1687                   25-0730780
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(State or other                 (Commission               (I.R.S. Employer
jurisdiction                    File Number)              Identification No.)
of incorporation)



One PPG Place, Pittsburgh, Pennsylvania                          15272
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(Address of principal executive offices)                      (Zip Code)


  Registrant's telephone number, including area code         (412) 434-3131
                                                        -----------------------

                                Not Applicable
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        (Former Name or former address, if changed since last report.)

Item 5.   Other Events
          ------------

     On January 16, 1997, PPG Industries, Inc. issued the press release attached hereto as Exhibit 20, which is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

      (12) Computation of Ratio of Earnings to Fixed Charges (Exhibit 12 is filed hereby so as to become, by way of incorporation by reference, an exhibit to Registration Statement No. 33-64081 on Form S-3.)

      (20)  PPG Industries, Inc. press release dated January 16, 1997.



                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PPG INDUSTRIES, INC.
                                               --------------------
                                                   (Registrant)




                                               /s/  W.H. Hernandez
                                               --------------------
                                               W. H. Hernandez
                                               Senior Vice President, Finance



Date: February 18, 1997

PPG INDUSTRIES AND CONSOLIDATED SUBSIDIARIES
CONDENSED STATEMENT OF OPERATIONS (unaudited)
(All amounts in millions except per-share data)

                                            3 Months Ended       12 Months Ended
                                               Dec. 31               Dec. 31
                                            1996       1995      1996       1995
                                          ---------  --------  ---------  ---------
Net sales                                 $1,754.5   $1,722.4  $7,218.1   $7,057.7
Cost of sales                              1,073.1    1,045.3   4,340.3    4,212.1
----------------------------------------------------------------------------------
  GROSS PROFIT                               681.4      677.1   2,877.8    2,845.6
Other expenses:
   Selling & other                           326.7      301.0   1,243.4    1,213.5
   Depreciation                               88.3       85.4     340.2      331.5
   Interest                                   23.2       22.2      95.6       84.6
Other (earnings) charges
   - net                                     (11.8)       2.1     (41.0)     (46.3)
----------------------------------------------------------------------------------
INCOME BEFORE INCOME
  TAXES & MINORITY
  INTEREST                                   255.0      266.4   1,239.6    1,262.3
Income taxes                                  96.9      101.3     471.0      479.7
Minority interest                              6.0        3.9      24.6       15.0
----------------------------------------------------------------------------------
NET INCOME                                $  152.1   $  161.2  $  744.0   $  767.6
===================================================================================
EARNINGS PER SHARE                        $   0.83   $   0.83  $   3.96   $   3.80
===================================================================================
Avg. shares outstanding                      183.9      195.9     187.8      202.0
===================================================================================

CONDENSED BALANCE SHEET (unaudited)

                                                                Dec. 31    Dec. 31
                                                                 1996       1995
                                                               --------   --------
                                                                    (millions)
Current assets:
  Cash & cash equivalents                                      $   69.6   $  105.6
  Receivables - net                                             1,225.6    1,245.1
  Inventories                                                     796.5      737.5
  Other                                                           204.7      187.3
----------------------------------------------------------------------------------
    Total current assets                                        2,296.4    2,275.5
Investments                                                       254.4      223.8
Property less accumulated depreciation                          2,913.5    2,834.8
Other assets                                                      977.1      860.2
----------------------------------------------------------------------------------
     TOTAL                                                     $6,441.4   $6,194.3
==================================================================================
Current liabilities:
  Short-term debt & current portion of
     long-term debt                                            $  648.3   $  485.3
  Accounts payable & accrued liabilities                        1,105.5    1,103.5
  Income taxes                                                     15.1       40.6
----------------------------------------------------------------------------------
    Total current liabilities                                   1,768.9    1,629.4
Long-term debt                                                    833.9      735.5
Deferred income taxes                                             419.1      354.9
Accumulated provisions                                            860.7      837.1
Minority interest                                                  76.2       68.2
Shareholders' equity                                            2,482.6    2,569.2
----------------------------------------------------------------------------------
    TOTAL                                                      $6,441.4   $6,194.3
==================================================================================

BUSINESS SEGMENT INFORMATION (unaudited)

                            3 Months Ended     12 Months Ended
                              Dec. 31               Dec. 31
                          1996      1995       1996        1995
                         -------  --------  ----------  ---------
                                       (millions)
Net sales
   Coatings & Resins     $  727    $  702      $2,902      $2,812
   Glass                    638       637       2,704       2,651
   Chemicals                389       384       1,612       1,595
------------------------------------------------------------------
       TOTAL             $1,754    $1,723      $7,218      $7,058
------------------------------------------------------------------
Operating income
   Coatings & Resins     $  116    $  106      $  529      $  469
   Glass                     84        75         431         479
   Chemicals                 80        97         376         383
------------------------------------------------------------------
       TOTAL                280       278       1,336       1,331
Interest - net              (20)      (20)        (85)        (74)
Other unallocated
  corporate (expense)
  income - net               (5)        8         (11)          5
------------------------------------------------------------------
INCOME BEFORE INCOME
  TAXES & MINORITY
  INTEREST               $  255    $  266      $1,240      $1,262
=================================================================